EXHIBIT NO. 147

                      SHARE RETENTION AND
                    PROJECT FUNDS AGREEMENT

                             among


           BHOTE KOSHI POWER COMPANY PRIVATE LIMITED,

               PANDA ENERGY INTERNATIONAL, INC.,

                       PANDA BHOTE KOSHI,

                        PANDA OF NEPAL,

            HARZA ENGINEERING COMPANY INTERNATIONAL,
                  A LIMITED LIABILITY COMPANY,

         HARZA ENGINEERING COMPANY INTERNATIONAL L.P.,

               RESOURCE DEVELOPMENT CONSULTANTS,
                  A LIMITED LIABILITY COMPANY,

                         RDC OF NEPAL,

               SOALTEE ENTERPRISES PRIVATE LTD.,

                      SOALTEE HOTEL LTD.,

                SURYA ENTERPRISES PRIVATE LTD.,

        HIMAL INTERNATIONAL POWER CORPORATION PVT. LTD.,

             INTERNATIONAL FINANCE CORPORATION, and

   DEG-DEUTSCHE INVESTITIONS-und ENTWICKLUNGSGESELLSCHAFT mbH


                  Dated as of the Closing Date



                       TABLE OF CONTENTS


     ARTICLE 1.
     DEFINITIONS                                                         2

     ARTICLE 2.
     SHARE RETENTION

         Section 2.1   Restriction on Transfers                          2
         Section 2.2   Share Registry; Legends on Shares;
                       Notice of Transfers                               4

     ARTICLE 3.
     DEFICIENCY FINANCING

         Section 3.1   Notice of Deficiency                             5
         Section 3.2   Deficiency Fundings                              5
         Section 3.3   Deficiency Subscriptions                         6
         Section 3.4   Maximum Liability                                8
         Section 3.5   Terms of Obligations                             9

     ARTICLE 4.
     ADDITIONAL COVENANTS

         Section 4.1   Sponsors' Covenants                             10
         Section 4.2   Panda Guarantee                                 11
         Section 4.3   Harza LP, RDC Wyoming and Harza LLC Guarantee   14
         Section 4.4   Soaltee Enterprises, Soaltee Hotel and Surya
                       Guarantee                                       18

     ARTICLE 5.
     REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 5.1   Representations, Warranties and Covenants of
                       the Sponsors                                   21
         Section 5.2   Additional Representations, Warranties and
                       Covenants of Panda                             23

     ARTICLE 6.
     FURTHER ASSURANCE

         Section 6.1   Additional Approvals                          24
         Section 6.2   Exercise of Rights                            24

     ARTICLE 7.
     PANDA PERFORMANCE GUARANTEE

         Section 7.1   Performance Guarantee                         25

     ARTICLE 8.
     MISCELLANEOUS

         Section 8.1   Deficiency Notices; Guarantee Notices;
                       Funding Obligations; Etc                     29
         Section 8.2   No Waivers; Obligations Absolute             30
         Section 8.3   Notices                                      31
         Section 8.4   Governing Law Submission to
                       Jurisdiction; Venue                          36
         Section 8.5   Successors or Assigns                        37
         Section 8.6   No Waiver; Remedies Cumulative               38
         Section 8.7   Severability                                 38
         Section 8.8   Documents                                    38
         Section 8.9   Headings Descriptive                         39
         Section 8.10  Amendment or Waiver                          39
         Section 8.11  Counterparts                                 39
         Section 8.12  Limitation on Recourse                       39

EXHIBIT A Terms and Conditions of Deficiency Loans                 A-1

EXHIBIT B Instructions to Bankers Trust Company                    B-1

EXHIBIT C Permitted Uses of Issuer Equity Distribution Fund
          and Company Equity Distribution Fund                     C-1




                      SHARE RETENTION AND
                    PROJECT FUNDS AGREEMENT

          SHARE RETENTION AND PROJECT FUNDS AGREEMENT, (this "Agreement") dated as of the Closing Date, among BHOTE KOSHI POWER COMPANY PRIVATE LIMITED, a private limited liability company organized and existing under the Nepal Company Act, 2021 (the "Company"), PANDA ENERGY INTERNATIONAL, INC, a corporation organized and existing under the laws of the State of Texas ("Panda"), PANDA BHOTE KOSHI, an exempted company with limited liability organized and existing under the laws of the Cayman Islands ("Panda Bhote Koshi"), PANDA OF NEPAL, an exempted company with limited liability organized and existing under the laws of the Cayman Islands ("Panda of Nepal"), HARZA ENGINEERING COMPANY INTERNATIONAL, A LIMITED LIABILITY COMPANY, a limited liability company organized and existing under the laws of the State of Wyoming ("Harza LLC"), HARZA ENGINEERING COMPANY INTERNATIONAL L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Harza LP"), RESOURCE DEVELOPMENT CONSULTANTS, A LIMITED LIABILITY COMPANY, a limited liability company organized and existing under the laws of the State of Wyoming ("RDC Wyoming"), RDC OF NEPAL, an exempted company with limited liability organized and existing under the laws of the Cayman Islands ("RDC of Nepal"), SOALTEE ENTERPRISES PRIVATE LTD., a private company organized and existing under the laws of Nepal ("Soaltee Enterprises"), SOALTEE HOTEL LTD., a public company organized and existing under the laws of Nepal ("Soaltee Hotel"), SURYA ENTERPRISES PRIVATE LTD., a private company organized and existing under the laws of Nepal ("Surya"), HIMAL INTERNATIONAL POWER CORPORATION PVT. LTD, a private limited company organized and existing under the laws of Nepal ("HIPC", and together with Panda, Harza LP, Harza LLC, HIPC, Panda of Nepal, Panda Bhote Koshi, RDC Wyoming, RDC of Nepal, Soaltee Enterprises, Soaltee Hotel and Surya, the "Sponsors"), DEG-DEUTSCHE INVESTITIONS-und ENTWICKLUNGSGESELLSCHAFT mbH, a company organized and existing under the laws of the Federal Republic of Germany ("DEG"), and INTERNATIONAL FINANCE CORPORATION, an international organization organized and existing by virtue of the Articles of Agreement among its member countries ("IFC")(both DEG and IFC hereinafter being collectively referred to as the "Lenders").


                    PRELIMINARY STATEMENTS:

          The Company has been granted the right to build, own, and operate a 36 MW (nominal net) hydroelectric power plant in the Sindhupalchok District in Nepal.

          IFC is willing to provide financing for the power plant pursuant to that certain IFC Investment Agreement dated as of the Closing Date (the "IFC Investment Agreement").

          DEG is willing to provide financing for the power plant pursuant to that certain DEG Investment Agreement dated as of the Closing Date (the "DEG Investment Agreement," and together with the IFC Investment Agreement, the "Investment Agreement").

          The Company, IFC and DEG have entered into that certain
Investment Agreement General Conditions dated as of the Closing
Date (the "General Conditions").

          The Investment Agreement, requires, inter alia, as a condition precedent to the obligations of each of the Lenders thereunder, the execution of this Agreement to provide for certain covenants and agreements of the Sponsors in support of the project and such financing.

          In consideration of the Lenders entering into the Investment Agreement, and to induce each of the Lenders to make disbursements thereunder, the Sponsors and the Company have agreed to enter into this Agreement and be bound by all covenants and obligations provided for herein.

          NOW, THEREFORE, IT IS AGREED:


                           ARTICLE 1.

                          DEFINITIONS

          For all purposes of this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in Schedule A to the General Conditions and (ii) the principles of construction set forth in Schedule A to the General
Conditions shall apply.


                           ARTICLE 2.

                        SHARE RETENTION

          Section 2.1    Restriction on Transfers.

          (a)  From the date hereof until the Project Completion Date:

                         (i)  Soaltee Enterprises, Soaltee Hotel
                    and Surya (the "HIPC Shareholders") shall at all times own in the aggregate 100.0% of the total shares of HIPC, of which at least 3.0% of such 100.0% shall be owned by Soaltee Hotel; provided, however, that the HIPC Shareholders may from time to time Transfer among the HIPC Shareholders an amount of shares of HIPC not to exceed five percent (5%) of the total shares of HIPC and provided further that Soaltee Hotel shall at all times own at least 3% of the total shares of HIPC.

                         (ii) Panda and/or a substitute
                    acceptable to the Lenders shall have the right to effect a Transfer of shares held by it from time to time in Panda of Nepal; provided, however, that Panda and/or such substitute must at all times own (beneficially through Panda's and/or such substitute's ownership interest in Panda of Nepal) at least fifty-one percent (51%) of the total Shares of the Company and provided further that if such Transfer of shares is not effected in connection with a Public Offering, the Lenders shall have the right to approve any proposed transferee. For purposes of this Section 2.1, Public Offering shall mean any underwritten public offering of equity securities or shares in Panda of Nepal on a firm commitment basis in accordance with applicable securities regulations of any stock exchange.

                         (iii)     Harza LP and RDC Wyoming shall
                    at all times own one hundred percent (100%) of the total shares of RDC of Nepal.

                         (iv) Each of HIPC, Panda of Nepal and
                    RDC of Nepal shall not effect any Transfer of Shares held by it, except (A) for the creation of the Lien in favor of the Trustee for the benefit of the Lenders pursuant to its Share Pledge Agreement, and (B) that HIPC may, up to one and one half (1-1/2) years from the date hereof, Transfer an amount of Shares not to exceed five percent (5%) of the total Shares of the Company to Panda of Nepal and/or RDC of Nepal; provided, however, that in the case of clause (B) RDC of Nepal shall purchase a minimum of one-half of the Shares being Transferred by HIPC.

          (b) From the Project Completion Date until five (5) years thereafter (or, if earlier, the Termination Date), Panda and/or a substitute acceptable to the Lenders (beneficially through Panda's and/or such substitute's ownership interest in Panda of Nepal), the HIPC Shareholders (beneficially through their ownership interests in HIPC), and Harza LP and Harza LLC (beneficially through their ownership interests in RDC of Nepal), in the aggregate, must at all times own at least fifty-one percent (51%) of the total Shares of the Company. Panda and/or a substitute acceptable to the Lenders (beneficially through Panda's and/or such substitute's ownership interest in Panda of Nepal) must at all times during such period own at least thirty percent (30%) of the total Shares of the Company. If the HIPC Shareholders own (beneficially through their ownership interests in HIPC) any of the aforesaid fifty-one percent (51%) of the total Shares of the Company, then Soaltee Hotel must retain at least the same percentage of the aggregate HIPC Shareholder ownership (beneficially through its ownership interest in HIPC) of the Shares in the Company which Soaltee Hotel currently maintains.

          (c) At all times after the expiration of such five (5) year period following the Project Completion Date and until the Termination Date, Panda and/or a substitute acceptable to the Lenders (beneficially through Panda's and/or such substitute's ownership interest in Panda of Nepal), must own at least thirty percent (30%) of the total Shares of the Company. For purposes of this Section 2.1, Termination Date shall mean the last date on which the following occurs: (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters.

          (d) For the avoidance of doubt and by way of example, if Panda and/or a substitute acceptable to the Lenders were to own fifty percent (50%) of the shares in Panda of Nepal, and Panda of Nepal were to own fifty percent (50%) of the Shares of the Company, then, for purposes of this Section 2.1, Panda and/or such substitute would own (beneficially through Panda's and/or such substitute's ownership interest in Panda of Nepal) twenty-five percent (25%) of the total Shares of the Company.

          Section 2.2    Share Registry; Legends on Shares;
Notice of Transfers.   The Company shall (i) to the extent
permitted by law, record in the share registry of the Company the restrictions on Transfer of the Shares set forth in Section 2.1 and in the Company's governing documents and shall note such restrictions on Transfers on the stock certificate(s) for Shares issued by the Company, (ii) to the extent permitted by law, not register any Transfer of Shares to any Person if the result of such Transfer would contravene the provisions of Section 2.1, and
(iii) promptly give notice to the Lenders of any request received by the Company to effect any Transfer of Shares held or owned by any of the Sponsors, together with details of such request.


                           ARTICLE 3.

                      DEFICIENCY FINANCING

          Section 3.1 Notice of Deficiency. If at any time and from time to time prior to the Project Completion Date, a Project Funds Shortfall exists, either of the Lenders may issue a Deficiency Notice to the Company and the Sponsors specifying the amount of such Deficiency. In addition, in support of Panda's Deficiency funding obligations hereunder, either of the Lenders may issue a Deficiency Notice to Bankers Trust Company, as the trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund specifying the amount of such Deficiency.

          Section 3.2    Deficiency Fundings.

          (a) Each Sponsor hereby agrees that each Deficiency shall be funded by the Sponsors on the following pro rata basis:
(i) RDC of Nepal, jointly and severally with Harza LP, RDC Wyoming and Harza LLC, shall be responsible for funding 5.56% of any Deficiency, (ii) Panda of Nepal, jointly and severally with Panda and Panda Bhote Koshi, shall be responsible for funding 83.33% of any Deficiency, and (iii) HIPC, jointly and severally with Soaltee Enterprises, Soaltee Hotel and Surya, shall be responsible for funding 11.11% of any Deficiency, provided that if HIPC Transfers any of its Shares in the Company to Panda of Nepal and/or RDC of Nepal as permitted under Section 2.1(a)(iv) hereof, or if Shares in the Company are issued to Panda of Nepal or RDC of Nepal pursuant, respectively, to Sections 4.2(a)(ii) and 4.3(a)(ii) hereof, the foregoing percentages shall be adjusted to equal the percentages of the total Shares of the Company owned by each of Panda of Nepal, RDC of Nepal and HIPC calculated by dividing the total number of Shares of the Company owned by each of Panda of Nepal, RDC of Nepal and HIPC immediately following the Transfer by the total number of Shares of the Company owned by Panda of Nepal, RDC of Nepal and HIPC in the aggregate. The percentages specified under this Section 3.2 to be applicable to each Sponsor, as aforesaid and as adjusted, as applicable, based on the proviso contained in the preceding sentence, are referred to herein with respect to such Sponsor as its "Sponsor Share." Each Deficiency to be funded hereunder shall be in the form of (x) a Deficiency Subscription in accordance with the provisions of this Article 3, or (y) with the consent of the Lenders, by Deficiency Loans in accordance with the provisions of, and subject to the terms contained in this
Article 3 and Exhibit A hereto.

          (b) Upon issuance to Panda and Bankers Trust Company, as the trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund by either of the Lenders of any Deficiency Notice from time to time, Panda shall (i) subject to
Section 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture, cause Panda Global Energy to submit one or more Panda Global Energy Officer's Certificates to Bankers Trust Company, as trustee under the Panda Global Energy Indenture, pursuant to
Section 4.7(a)(ii) of the Panda Global Energy Indenture, authorizing the transfer of monies on deposit in the Issuer Equity Distribution Fund to the Deficiency Sub-Account, and (ii) subject to Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture, cause Panda Global Holdings to submit one or more Panda Global Holdings Officer's Certificates to Bankers Trust Company, as trustee under the Panda Global Holdings Indenture, pursuant to Section 4.5(a)(ii) of the Panda Global Holdings Indenture, authorizing the transfer of monies on deposit in the Company Equity Distribution Fund to the Deficiency Sub-Account, up to an aggregate amount equal to the lesser of
(x) Panda's Sponsor Share of the amount of the Deficiency and
(y) Panda's Sponsor Share of ten million Dollars ($10,000,000), and upon receipt of such Panda Global Energy Officer's Certificates and Panda Global Holdings Officer's Certificates, Bankers Trust Company shall transfer from time to time up to such amount to the Deficiency Sub-Account. In the event that the Senior Secured Notes issued under the Panda Global Energy Indenture and the Panda Global Holdings Indenture are repaid prior to the Project Completion Date or the Issuer Equity Distribution Fund and the Company Equity Distribution Fund are otherwise no longer in place, Panda shall deliver to the Trustee an irrevocable standby letter of credit issued in favor of the Trustee by an Approved Bank in an amount at least equal to the lesser of (i) Panda's Sponsor Share of the amount of the Deficiency and (ii) Panda's Sponsor Share of ten million Dollars ($10,000,000), and in form and substance satisfactory to the Lenders (including, without limitation, evidence satisfactory to the Lenders that the issuer thereof has no recourse against the Company or any of its assets) (the "Panda Letter of Credit"). In the event that the Panda Letter of Credit is in an amount less than Panda's Sponsor Share of ten million Dollars ($10,000,000) and any further Deficiency Notice is delivered from time to time, the Panda Letter of Credit shall be increased such that it is at all times in an amount at least equal to Panda's Sponsor Share of the Deficiency existing from time to time.


          Section 3.3    Deficiency Subscriptions.

          (a) If the Sponsors elect to, or if the Lenders require the Sponsors to, make a Deficiency Subscription to fund a Deficiency, the Sponsors shall, within seven (7) Business Days of receipt of the Deficiency Notice, provide notice to the Company and the other shareholders of the Company of such election or requirement. The Company agrees to take all actions (corporate or otherwise) necessary to authorize and offer for subscription to its shareholders, during the Offering Period, a number of Shares at a purchase price of not less than Ten Dollars (US$10.00) per Share, payable in cash, that will enable the Company to receive a net subscription price equal to the amount of the relevant Deficiency, subject to Section 3.4 hereof. Each Sponsor hereby agrees to subscribe and pay, at a purchase price of not less than Ten Dollars ($10.00) per Share, for its Sponsor Share of such Shares within fifteen (15) days following the Offering Period; it being understood and agreed that (i) RDC of Nepal shall be jointly and severally obligated with Harza LP, RDC Wyoming and Harza LLC, (ii) Panda of Nepal shall be jointly and severally obligated with Panda and Panda Bhote Koshi, and (iii) HIPC shall be jointly and severally obligated with Soaltee Enterprises, Soaltee Hotel and Surya for the portion or portions of any Deficiency as provided in this Section 3.3(a) or in
Section 3.3(b) hereof. The Company agrees to issue and deliver all such Shares against payment therefor.

          (b) Deficiency Loans. If the Sponsors elect to make Deficiency Loans to fund the Deficiency, and the Lenders consent to such election, such Deficiency Loans shall be provided to the Company, subject to Section 3.4 hereof, within the Offering Period in U.S. Dollars (or such other currency as may be approved by the Lenders) in the form of unsecured loans subordinated in payment, liquidation and enforcement of remedies to the Loans, as evidenced by written instruments in form and substance satisfactory to the Lenders, on the terms and conditions (including subordination provisions) set forth in Exhibit A hereto. All such written instruments evidencing the Deficiency Loans shall be delivered to the Trustee and the Lenders and held until (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty
(120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters.

          (c)  Application of Deficiency Fundings.

                         (i)  The Company shall apply the
                    proceeds of any Deficiency Subscription or Deficiency Loan in accordance with the Investment Agreement and the Trust and Retention Agreement.

                         (ii) On the Business Day immediately
                    following the Commercial Operation Date, the balance remaining, if any, of any proceeds of any Deficiency Loan or Deficiency Subscription on deposit in the Construction Sub-Account shall be applied pursuant to
                    Section 4.7(d) of the Trust and Retention
                    Agreement.  Notwithstanding any such
                    application, the Lenders shall maintain the right to issue a Deficiency Notice (and the Sponsors shall be bound thereby) in respect of any future Project Funds Shortfall at any time thereafter in accordance with the terms of this Agreement. On the Business Day immediately following the Project Completion Date, the balance remaining, if any, of any proceeds of any Deficiency Loan or Deficiency Subscription on deposit in the Construction Sub-Account shall be applied pursuant to
                    Section 4.7(d) of the Trust and Retention
                    Agreement.

                         (iii)     On the Business Day
                    immediately following the Project Completion
                    Date, after making any payments required pursuant to the last sentence of
                    Section 3.3(c)(ii) hereof, the balance
                    remaining, if any, of all amounts paid
                    pursuant to Section 2.1(a) or 2.1(b) of the Subscription Agreements and loan and equity disbursements made pursuant to the Investment Agreement on deposit in the Construction Sub-Account shall be applied pursuant to
                    Section 4.7(d) of the Trust and Retention
                    Agreement.

                         (iv) Prior to the Project Completion
                    Date, amounts then deposited in the
                    Deficiency Sub-Account pursuant to
                    Section 3.2(b) hereof shall be transferred to Panda provided that (i) Panda has delivered to the Trustee an irrevocable standby letter of credit issued in favor of the Trustee by an Approved Bank in the amount to be transferred to Panda and in form and substance satisfactory to the Lenders (including, without limitation, evidence satisfactory to the Lenders that the issuer thereof has no recourse against the Company or any of its assets) (the "Panda Project Completion Letter of Credit") and, (ii) to the extent the Panda Project Completion Letter of Credit is at such time not issued in the maximum amount which may be required by Section 3.2(b) hereof (i.e., Panda's Sponsor Share of ten million Dollars ($10,000,000)), Panda shall have made arrangements satisfactory to the Lenders whereby (x) the face amount of the Panda Project Completion Letter of Credit shall be increased up to the maximum amount which may be required by Section 3.2(b) hereof as cash flow is generated by the Panda Projects or
                    (y) the Deficiency Sub-Account shall continue to be funded by monies transferred from the Issuer Equity Distribution Fund and the Company Equity Distribution Fund up to the maximum amount which may be required by
                    Section 3.2(b) hereof.

                         (v)  On the Business Day immediately
                    following the Project Completion Date, the balance remaining, if any, in the Deficiency Sub-Account shall be transferred to Panda and the Panda Project Completion Letter of Credit shall be delivered to Panda if and to the extent such letter of credit has not been drawn upon in full.

          Section 3.4 Maximum Liability. Notwithstanding any provision of this Agreement or any other Principal Document to the contrary, the aggregate amount of Deficiency Loans and Deficiency Subscriptions to be provided by the Sponsors pursuant to this Article 3, together with other amounts expended by the Sponsors to comply with other obligations under this Agreement (other than under Sections 4.2, 4.3 and 4.4 and Article 7 of this Agreement), shall not exceed ten million Dollars ($10,000,000), it being expressly acknowledged and agreed that any amounts returned to the Sponsors in accordance with Section 3.3(c)(ii), 3.3(c)(iv) hereof or Section 4.7(d) of the Trust and Retention Agreement shall not be credited toward (and thus not reduce) the aforesaid ten million Dollar ($10,000,000) maximum liability. It is understood and agreed that (i) RDC of Nepal shall be jointly and severally obligated with Harza LP, RDC Wyoming and Harza LLC,
(ii) Panda of Nepal shall be jointly and severally obligated with Panda and Panda Bhote Koshi, and (iii) HIPC shall be jointly and severally obligated with Soaltee Enterprises, Soaltee Hotel and Surya for the funding of the portion or portions of any Deficiency as provided in Sections 3.2(a)(i), 3.2(a)(ii) and 3.2(a)(iii), respectively.

          Section 3.5 Terms of Obligations. The obligation of each Sponsor under this Article 3 shall commence upon the initial Disbursement under the Investment Agreement and shall terminate for such Sponsor upon the earliest to occur of the following four events: (i) with respect to such Sponsor, (x) the payment in full of the maximum liability of such Sponsor specified in Section 3.4 hereof, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (i) (x) is satisfied without any court determining that the Sponsor is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Sponsor will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters; (ii) the date on which (x) the payment in full by HMGN of the Purchase Price (as defined in the Project Agreement) pursuant to Section 6 of the Project Agreement and receipt thereof by the Lenders and (y) a period of one hundred twenty
(120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (ii) (x) is satisfied without any court determining that HMGN is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made by HMGN will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters; (iii) (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and
(y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (iii) (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters; or (iv) the occurrence of the Project Completion Date.


                           ARTICLE 4.

                      ADDITIONAL COVENANTS

          Section 4.1    Sponsors' Covenants.

          (a) Each Sponsor hereby agrees (i) not to abandon or agree to abandon the Project at any time from the date hereof until (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty
(120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters; (ii) to use its best efforts to cause the Commercial Operation Date to occur by December 31, 1999; (iii) to vote its Shares so as to direct or cause the Company to timely perform its obligations under the Principal Documents, and (iv) if either of the Lenders shall have exercised remedies upon an Event of Default and for so long as such Sponsor continues to hold voting rights in respect of its Shares after such Event of Default, to exercise such voting rights as directed by either Lender.

          (b) Each Sponsor hereby further covenants and agrees that it shall not authorize or permit the commencement of any voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or the Company or its debts or the debts of the Company under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official over it or the Company or any substantial part of its or the Company's property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or the Company, or to make a general assignment for the benefit of its creditors or the creditors of the Company. Each Sponsor agrees not to commence or join with any other Person (other than the Lenders) in commencing any proceeding against the Company under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

          (c) Each of the Sponsors hereby acknowledges and agrees that the rights of such Sponsor to receive any payments from the Company on account of Indebtedness incurred by the Company to the Sponsor, or arising out of or in connection with the Sponsor's interest in the Company or its rights under this Agreement, shall be payable by the Company only from funds available to the Company in the Holding Account or the Nepal Holding Account (and not otherwise committed by the Company). Each Sponsor agrees that any distributions made by the Company to such Sponsor in its capacity, directly or indirectly, as a shareholder of, or lender to, the Company with funds other than funds available to the Company in the Holding Account or the Nepal Holding Account shall be restored to the Company by such Sponsor by deposit into an account designated by the Lenders, promptly upon demand by the Lenders or the Company or upon such Sponsor becoming aware of receipt of such noncomplying distribution.

          (d) Each of Panda and Harza LP hereby further covenants and agrees that, from the date hereof until the Project
Completion Date, it shall furnish to each of the Lenders its Financial Statements for the most recent Quarter.

          (e) Each of Panda and Harza LP hereby further covenants and agrees that after the date hereof, it shall furnish to each of the Lenders its Annual Financial Statements for the most recent Fiscal Year.

     Section 4.2    Panda Guarantee.

     (a) Panda hereby unconditionally and irrevocably guarantees, to and for the benefit of the Lenders and the
Trustee:

                    (i)  payment and performance of all
               obligations and liabilities of Panda of Nepal under the Shareholders' Agreement, including, without limitation, the obligations to buy IFC's shares in the Company as provided in
               Section 3.5(b) thereof, and all obligations and liabilities of Panda of Nepal under the Subscription Agreement between Panda of Nepal and the Company, except the obligations and liabilities of Panda of Nepal under Sections 2.1(a), (c) and (d) thereof and Section 3.2 thereof, insofar as such Section 3.2 relates to the provisions of such Sections 2.1(a), (c) and
               (d) (collectively, the "Panda Guaranteed
               Obligations"); and

                    (ii) payment and performance of all
               obligations and liabilities of HIPC under Sections 2.1(a) and (c) of the Subscription Agreement between HIPC and the Company and Section 3.2 (to the extent that Section 3.2 relates to the provisions of such Sections 2.1(a) and (c)) of the Subscription Agreement between HIPC and the Company (collectively, the "Panda-HIPC Guaranteed Obligations"); provided, however, that Panda's maximum liability under this Section 4.2(a)(ii) shall not exceed one million one hundred seventy-nine thousand eight hundred Dollars ($1,179,800). In the event that Panda is required to pay any of HIPC's obligations pursuant to the guarantee contained in this Section 4.2(a)(ii), all of the shares in the Company corresponding to such payment that otherwise would have been issued in favor of HIPC shall instead be issued in favor of Panda of Nepal.

          The obligations of Panda under this Section 4.2 are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any Principal Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of Panda hereunder shall be absolute and unconditional under any and all circumstances. The obligations of Panda under this
Section 4.2 shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, withholding, counterclaim or recoupment whatsoever or any right of Panda of Nepal or HIPC to any of the same, and shall not be released or discharged until the later of (i) the date on which
(x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty
(120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters or (ii) the date on which the obligations of Panda of Nepal to purchase the applicable IFC's shares in the Company pursuant to Section 3.5(b) of the Shareholders' Agreement have been satisfied and the outside time by which such obligations to buy IFC's shares in the Company could exist pursuant to such
Section 3.5(b) has passed. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following (without notice to Panda) shall not alter or impair the liability of Panda hereunder, which shall remain absolute and unconditional as described above:

                              (A)  at any time or from time to
                    time, the time for any performance of or compliance by any Person with the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                              (B)  any of the acts mentioned in
                    any of the provisions of any of the Principal Documents or any other agreement or instrument referred to herein or therein shall be done or omitted by any Person;

                              (C)  the maturity of the Panda
                    Guaranteed Obligations or the Panda-HIPC
                    Guaranteed Obligations shall be accelerated, or the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any Principal Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                              (D)  any Lien granted to, or in
                    favor of, the Trustee or any other Person as security for the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations shall fail to be created or perfected or have the priority contemplated therefor;

                              (E)  the bankruptcy or insolvency
                    of the Company, Panda of Nepal, HIPC or any other Person or any reorganization, arrangement, compromise, composition or plan affecting the Company, Panda of Nepal, HIPC or any other Person shall occur; or

                              (F)  this Agreement or any other
                    agreement referred to herein shall be
                    rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being an admission that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

     (b) To the fullest extent permitted by applicable law, Panda hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Trustee, the Lenders or any other Person exhaust any right, power or remedy or proceed against any other Person under any Principal Document or any other agreement or instrument referred to herein or therein, or against any other Person or against any collateral under any other guarantee of, or security for, the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations.

     (c) The obligations of Panda shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of Panda in respect of the Panda Guaranteed Obligations or the Panda-HIPC Guaranteed Obligations is rescinded or must be otherwise restored by the Trustee, the Lenders or any other Person, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise.

     (d) Until payment and satisfaction in full of the Panda Guaranteed Obligations, the Panda-HIPC Guaranteed Obligations and all Obligations and the expiration or termination of the Commitment, Panda shall not exercise any claim, right or remedy that it may now have or may hereafter acquire against Panda of Nepal, HIPC or the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by law or otherwise in any claim, right or remedy of the Trustee, the Lenders or any other Person against the Company, Panda of Nepal or HIPC or any other Person or any Security. If, notwithstanding the preceding sentence, any such amount shall be paid to Panda at any time when the Obligations and Commitment shall not have been paid in full, expired or terminated (as applicable), such amount shall be held by Panda, in trust for the Trustee and the Lenders, segregated from other funds of Panda, and be turned over to the Trustee in the exact form received by Panda (duly endorsed by Panda to the Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Investment Agreement and the other Loan Documents.

     (e) Each of Panda of Nepal, HIPC and Panda agrees that, as between Panda and the Trustee, the obligations of Panda under this Section 4.2 may become, or may be declared to be, forthwith due and payable as provided herein notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Panda of Nepal or HIPC and that, in the event of such declaration (or such obligations becoming automatically due and payable), such obligations (whether or not due and payable by Panda) shall forthwith become due and payable by Panda for purposes of this Section 4.2.

     (f) The guarantees in this Section 4.2 are continuing guarantees and shall apply to any Panda Guaranteed Obligations or Panda-HIPC Guaranteed Obligations whenever arising. The obligations of Panda of Nepal, HIPC and Panda hereunder shall remain unchanged and in full force and effect in accordance with the terms hereof notwithstanding any transfer of any interest (whether direct or indirect) in the Company, Panda, Panda of Nepal or HIPC.

      Section 4.3    Harza LP, RDC Wyoming and Harza LLC Guarantee.

     (a) Harza LP, RDC Wyoming and Harza LLC hereby jointly and severally unconditionally and irrevocably guarantee, to and for the benefit of the Lenders and the Trustee:

                    (i)  payment and performance of all
               obligations and liabilities of RDC of Nepal under the Shareholders' Agreement, including, without limitation, the obligations to buy IFC's shares in the Company as provided in Section 3.5(b) thereof, and all obligations and liabilities of RDC of Nepal under the Subscription Agreement between RDC of Nepal and the Company, except the obligations and liabilities of RDC of Nepal under Sections 2.1(a), (c) and (d) thereof and Section 3.2 thereof, insofar as such Section 3.2 relates to the provisions of such Sections 2.1(a), (c) and
               (d) (collectively, the "RDC Guaranteed
               Obligations"); and

                    (ii) payment and performance of all
               obligations and liabilities of HIPC under Sections 2.1(a) and (c) of the Subscription Agreement between HIPC and the Company and Section 3.2 (to the extent that Section 3.2 relates to the provisions of such Sections 2.1(a) and (c)) of the Subscription Agreement between HIPC and the Company (collectively, the "Harza-HIPC Guaranteed Obligations"); provided, however, that the maximum collective liability of Harza LP, RDC Wyoming and Harza LLC under this Section 4.3(a)(ii) shall not exceed two hundred ninety-four thousand nine hundred fifty Dollars ($294,950). In the event that Harza LP, RDC Wyoming and Harza LLC are collectively required to pay any of HIPC's obligations pursuant to the guarantee contained in this Section 4.3(a)(ii), all of the shares in the Company corresponding to such payment that would have been issued in favor of HIPC shall instead be issued in favor of RDC of Nepal.

          The obligations of each of Harza LP, RDC Wyoming and Harza LLC under this Section 4.3 are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any Principal Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for the RDC Guaranteed Obligations or the Harza-HIPC Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 4.3 that the obligations of each of Harza LP, RDC Wyoming and Harza LLC hereunder shall be absolute and unconditional under any and all circumstances. The obligations of each of Harza LP, RDC Wyoming and Harza LLC under this Section 4.3 shall not be subject to any abatement, reduction, limitation, impairment, termination, setoff, defense, withholding, counterclaim or recoupment whatsoever or any right of RDC of Nepal or HIPC to any of the same, and shall not be released or discharged until the later of (i) the date on which (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause
(x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters or (ii) the date on which the obligations of RDC of Nepal to purchase the applicable IFC's shares in the Company pursuant to Section 3.5(b) of the Shareholders' Agreement have been satisfied and the outside time by which such obligations to buy IFC's shares in the Company could exist pursuant to such Section 3.5(b) has passed. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following (without notice to any of Harza LP, RDC Wyoming or Harza LLC) shall not alter or impair the liability of any of Harza LP, RDC Wyoming or Harza LLC hereunder, which shall remain absolute and unconditional as described above:

                              (A)  at any time or from time to
                    time, the time for any performance of or compliance by any Person with the RDC Guaranteed Obligations or the Harza-HIPC Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                              (B)  any of the acts mentioned in
                    any of the provisions of any of the Principal Documents or any other agreement or instrument referred to herein or therein shall be done or omitted by any Person;

                              (C)  the maturity of the RDC
                    Guaranteed Obligations or the Harza-HIPC
                    Guaranteed Obligations shall be accelerated, or the RDC Guaranteed Obligations or Harza-HIPC Guaranteed the Obligations shall be modified, supplemented or amended in any respect, or any right under any Principal Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of the RDC Guaranteed Obligations or Harza-HIPC Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                              (D)  any Lien granted to, or in
                    favor of, the Trustee or any other Person as security for the RDC Guaranteed Obligations or the Harza-HIPC Guaranteed Obligations shall fail to be created or perfected or have the priority contemplated therefor;

                              (E)  the bankruptcy or insolvency
                    of the Company, RDC of Nepal, HIPC or any other Person or any reorganization, arrangement, compromise, composition or plan affecting the Company, RDC of Nepal, HIPC or any other Person shall occur; or

                              (F)  this Agreement or any other
                    agreement referred to herein shall be
                    rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being an admission that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

     (b) To the fullest extent permitted by applicable law, each of Harza LP, RDC Wyoming and Harza LLC hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Trustee, the Lenders or any other Person exhaust any right, power or remedy or proceed against any other Person under any Principal Document or any other agreement or instrument referred to herein or therein, or against any other Person or against any collateral under any other guarantee of, or security for, the RDC Guaranteed Obligations.

     (c) The obligations of each of Harza LP, RDC Wyoming and Harza LLC shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of any of Harza LP, RDC Wyoming or Harza LLC in respect of the RDC Guaranteed Obligations or the Harza-HIPC Guaranteed Obligations is rescinded or must be otherwise restored by the Trustee, the Lenders or any other Person, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise.

     (d) Until payment and satisfaction in full of the RDC Guaranteed Obligations, the Harza-HIPC Guaranteed Obligations and all Obligations and the expiration or termination of the Commitment, none of Harza LP, RDC Wyoming or Harza LLC shall exercise any claim, right or remedy that it may now have or may hereafter acquire against RDC of Nepal, HIPC or the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by law or otherwise in any claim, right or remedy of the Trustee, the Lenders or any other Person against the Company, RDC of Nepal, or HIPC or any other Person or any Security. If, notwithstanding the preceding sentence, any such amount shall be paid to Harza LP, RDC Wyoming and/or Harza LLC (as the case may be) at any time when the Obligations and Commitment shall not have been paid in full, expired or terminated (as applicable), such amount shall be held by Harza LP, RDC Wyoming and/or Harza LLC (as the case may be), in trust for the Trustee and the Lenders, segregated from other funds of Harza LP, RDC Wyoming and/or Harza LLC (as the case may be), and be turned over to the Trustee in the exact form received by Harza LP, RDC Wyoming and/or Harza LLC (as the case may be) (duly endorsed by Harza LP, RDC Wyoming and/or Harza LLC (as the case may be) to the Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Investment Agreement and the other Loan Documents.

     (e) Each of RDC of Nepal, Harza LP, RDC Wyoming, Harza LLC and HIPC agrees that, as between Harza LP, RDC Wyoming and Harza LLC and the Trustee, the obligations of Harza LP, RDC Wyoming and Harza LLC under this Section 4.3 may become, or may be declared to be, forthwith due and payable as provided herein notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against RDC of Nepal or HIPC and that, in the event of such declaration (or such obligations becoming automatically due and payable), such obligations (whether or not due and payable by Harza LP, RDC Wyoming and Harza LLC) shall forthwith become due and payable by Harza LP, RDC Wyoming and Harza LLC for purposes of this Section 4.3.

     (f) The guarantees in this Section 4.3 are continuing guarantees and shall apply to any RDC Guaranteed Obligations or Harza-HIPC Guaranteed Obligations whenever arising. The obligations of RDC of Nepal, HIPC, Harza LP, RDC Wyoming and Harza LLC hereunder shall remain unchanged and in full force and effect in accordance with the terms hereof notwithstanding any transfer of any interest (whether direct or indirect) in the Company, Harza LP, RDC Wyoming, Harza LLC, RDC of Nepal or HIPC.

     Section 4.4  Soaltee Enterprises, Soaltee Hotel and Surya Guarantee.

     (a) Soaltee Enterprises, Soaltee Hotel and Surya hereby jointly and severally unconditionally and irrevocably guarantee, to and for the benefit of the Lenders and the Trustee:

                    (i)  payment and performance of all
               obligations and liabilities of HIPC under the Shareholders' Agreement, including, without limitation, the obligations to buy IFC's shares in the Company as provided in Section 3.5(b) thereof, and all obligations and liabilities of HIPC under the Subscription Agreement between HIPC and the Company, except (other than as provided in Section 4.4(a)(ii) below) the obligations and liabilities of HIPC under Sections 2.1(a) and (c) thereof and
               Section 3.2 thereof, insofar as such Section 3.2 relates to the provisions of such Sections 2.1(a) and (c) (collectively, the "HIPC Guaranteed Obligations").

                    (ii) payment and performance of all
               obligations and liabilities of HIPC under Sections 2.1(a) and (c) of the Subscription Agreement between HIPC and the Company and Section 3.2 (to the extent that Section 3.2 relates to the provisions of such Sections 2.1(a) and (c)) of the Subscription Agreement between HIPC and the Company (collectively, the "Soaltee-HIPC Guaranteed Obligations"); provided, however, that the maximum collective liability of Soaltee Enterprises, Soaltee Hotel and Surya under this
               Section 4.4(a)(ii) shall not exceed one hundred ninety two thousand one hundred and thirty two Dollars ($192,132).

          The obligations of each of Soaltee Enterprises, Soaltee Hotel and Surya under this Section 4.4 are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any Principal Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for the HIPC Guaranteed Obligations or the Soaltee-HIPC Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.4 that the obligations of each of Soaltee Enterprises, Soaltee Hotel and Surya hereunder shall be absolute and unconditional under any and all circumstances. The obligations of each of Soaltee Enterprises, Soaltee Hotel and Surya under this Section 4.4 shall not be subject to any abatement, reduction, limitation, impairment, termination, setoff, defense, withholding, counterclaim or recoupment whatsoever or any right of HIPC to any of the same, and shall not be released or discharged until the later of (i) the date on which (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty
(120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters or (ii) the date on which the obligations of HIPC to purchase the applicable IFC's shares in the Company pursuant to
Section 3.5(b) of the Shareholders' Agreement have been satisfied and the outside time by which such obligations to buy IFC's shares in the Company could exist pursuant to such Section 3.5(b) has passed. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following (without notice to any of Soaltee Enterprises, Soaltee Hotel and Surya) shall not alter or impair the liability of any of Soaltee Enterprises, Soaltee Hotel or Surya hereunder, which shall remain absolute and unconditional as described above:

                    (A)  at any time or from time to time, the
               time for any performance of or compliance by any Person with the HIPC Guaranteed Obligations or the Soaltee-HIPC Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                    (B)  any of the acts mentioned in any of the
               provisions of any of the Principal Documents or any other agreement or instrument referred to herein or therein shall be done or omitted by any Person;

                    (C)  the maturity of the HIPC Guaranteed
               Obligations or the Soaltee-HIPC Guaranteed
               Obligations shall be accelerated, or the HIPC Guaranteed Obligations or Soaltee-HIPC Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any Principal Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of the HIPC Guaranteed Obligations or the Soaltee Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                    (D) any Lien granted to, or in favor of, the Trustee or any other Person as security for the HIPC Guaranteed Obligations or the Soaltee-HIPC Guaranteed Obligations shall fail to be created or perfected or have the priority contemplated therefor;

                    (E)  the bankruptcy or insolvency of the
               Company, HIPC or any other Person or any reorganization, arrangement, compromise, composition or plan affecting the Company, HIPC or any other Person shall occur; or

                    (F)  this Agreement or any other agreement
               referred to herein shall be rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being an admission that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

     (b) To the fullest extent permitted by applicable law, each of Soaltee Enterprises, Soaltee Hotel and Surya hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Trustee, the Lenders or any other Person exhaust any right, power or remedy or proceed against any other Person under any Principal Document or any other agreement or instrument referred to herein or therein, or against any other Person or against any collateral under any other guarantee of, or security for, the HIPC Guaranteed Obligations or the Soaltee-HIPC Guaranteed Obligations.

     (c) The obligations of each of Soaltee Enterprises, Soaltee Hotel and Surya shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of any of Soaltee Enterprises, Soaltee Hotel or Surya in respect of the HIPC Guaranteed Obligations is rescinded or must be otherwise restored by the Trustee, the Lenders or any other Person, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise.

     (d) Until payment and satisfaction in full of the HIPC Guaranteed Obligations, the Soaltee-HIPC Guaranteed Obligations and all Obligations and the expiration or termination of the Commitment, none of Soaltee Enterprises, Soaltee Hotel or Surya shall exercise any claim, right or remedy that it may now have or may hereafter acquire against HIPC or the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by law or otherwise in any claim, right or remedy of the Trustee, the Lenders or any other Person against the Company or HIPC or any other Person or any Security. If, notwithstanding the preceding sentence, any such amount shall be paid to any of Soaltee Enterprises, Soaltee Hotel and/or Surya at any time when the Obligations and Commitment shall not have been paid in full, expired or terminated (as applicable), such amount shall be held by Soaltee Enterprises, Soaltee Hotel and/or Surya (as the case may be) in trust for the Trustee and the Lenders, segregated from other funds of Soaltee Enterprises, Soaltee Hotel and/or Surya (as the case may be) and be turned over to the Trustee in the exact form received by Soaltee Enterprises, Soaltee Hotel and/or Surya (as the case may be) (duly endorsed by Soaltee Enterprises, Soaltee Hotel and/or Surya (as the case may be) to the Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Investment Agreement and the other Loan Documents.

     (e) Each of HIPC, Soaltee Enterprises, Soaltee Hotel and Surya agrees that, as among Soaltee Enterprises, Soaltee Hotel and Surya and the Trustee, the obligations of Soaltee Enterprises, Soaltee Hotel and Surya under this Section 4.4 may become, or may be declared to be, forthwith due and payable as provided herein notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against HIPC and that, in the event of such declaration (or such obligations becoming automatically due and payable), such obligations (whether or not due and payable by Soaltee Enterprises, Soaltee Hotel or Surya) shall forthwith become due and payable by Soaltee Enterprises, Soaltee Hotel and Surya for purposes of this Section 4.4.

     (f) The guarantees in this Section 4.4 are continuing guarantees and shall apply to any HIPC Guaranteed Obligations or Soaltee-HIPC Guaranteed Obligations whenever arising. The obligations of HIPC, Soaltee Enterprises, Soaltee Hotel and Surya hereunder shall remain unchanged and in full force and effect in accordance with the terms hereof notwithstanding any transfer of any interest (whether direct or indirect) in the Company, Soaltee Enterprises, Soaltee Hotel, Surya, or HIPC.


                           ARTICLE 5.

           REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 5.1 Representations, Warranties and Covenants of the Sponsors. Each of the Sponsors represents, warrants, and covenants that:

     (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting enforcement of creditors rights generally;

     (b) the execution, delivery and performance of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or by which it is bound, or violate any of the terms or provisions of its articles of incorporation, by-laws or other governing documents, or any judgment, decree or order or any law, statute, rule or regulation applicable to it which would be reasonably likely to constitute a Material Adverse Change;

     (c) by the Financial Closing Date, it will have obtained all consents, licenses and authorizations of all governmental authorities required under applicable laws, regulations, decrees or orders of or in any applicable jurisdiction (which may legally be obtained as of such date) in connection with the execution, delivery, performance, validity or enforceability of this Agreement and, if applicable, the disbursement of any Deficiency Subscription or Deficiency Loans or the making of any other payments to the Company in accordance with this Agreement and that such consents, licenses and authorizations will by such date be in full force and effect;

                (d) (i) the most recent audited statements and unaudited "group" statements of financial condition of each Sponsor, in each case heretofore furnished to the Lenders, present fairly the financial condition of each Sponsor at the date of such statements and the results of the operations of the relevant entity for the relevant period. Such financial statements have been prepared in accordance with U.S. GAAP, and Nepalese accounting principles and practices consistently applied in the case of HIPC. Since the date of the most recent audited financials of such Sponsor furnished to the Lenders, no Material Adverse Change in respect of such Sponsor has occurred; and

                     (ii) except as fully reflected in the
                financial statements referred to in
                Section 5.1(d)(i) hereof there are no
                liabilities or obligations with respect to such Sponsor of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which such financial statements relate which, either individually or in the aggregate, would be material to such Sponsor. Such Sponsor does not know of any reasonable basis for the assertion against it of any liability or obligation of any nature whatsoever for such relevant period that is not fully reflected in the financial statements referred to in Section 5.1(d)(i) which, either individually or in the aggregate, could constitute a Material Adverse Change;

                (e) (i) each of Panda and Panda Bhote Koshi represents and warrants to the Lenders that
                (A) Panda owns beneficially and indirectly 100% of the issued and outstanding shares of Panda of Nepal, and (B) Panda Bhote Koshi owns 100% of the issued and outstanding shares of Panda of Nepal;

                     (ii) each of Harza LP and RDC Wyoming
                represents and warrants to the Lenders that Harza LP and RDC Wyoming each owns 50% and 50%, respectively, of the issued and outstanding shares of RDC of Nepal;

                     (iii)     each of Soaltee Enterprises,
                Soaltee Hotel and Surya represents and warrants to the Lenders that each of Soaltee Enterprises, Soaltee Hotel and Surya each owns .25%, 3.0% and 96.75%, respectively, of the issued and outstanding shares of HIPC;

     Section 5.2    Additional Representations, Warranties and
Covenants of Panda. Panda further represents, warrants and covenants that:

     (a) in the event either of the Lenders issues a Deficiency Notice or a Guarantee Notice to Panda and Bankers Trust Company in accordance with Section 3.1 or Article 7 hereof, Panda shall, subject to Sections 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture and Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture, cause Panda Global Energy and Panda Global Holdings, respectively, to issue Officer's Certificates to Bankers Trust Company pursuant to Section 4.7(a)(ii) of the Panda Global Energy Indenture and Section 4.5(a)(ii) of the Panda Global Holdings Indenture, respectively, authorizing Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund, to transfer monies in such funds to either the Deficiency Sub-Account or the Cash Sub-Account in accordance with Section 3.2(b) or Article 7 hereof, as applicable;

     (b) it has caused each of Panda Global Energy and Panda Global Holdings to issue irrevocable instructions to Bankers Trust Company, in the form of Exhibit B hereto authorizing and requesting that in the event either of the Lenders issues a Deficiency Notice or a Guarantee Notice to Panda and Bankers Trust Company in accordance with Section 3.1 or Article 7 hereof, Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund will, subject to Sections 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture and Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture, including, without limitation, receipt of an Officer's Certificate as provided therein, transfer monies in such funds, as directed by the Lenders, to either the Deficiency Sub-Account or the Cash Sub-Account in accordance with
Section 3.2(b) or Article 7 hereof, as applicable;

     (c) transfers from the Issuer Equity Distribution Fund and the Company Equity Distribution Fund into either the Deficiency Sub-Account or the Cash Sub-Account are permitted uses of such funds pursuant to the loan documents relating to the Senior Secured Notes, provided that the conditions set forth in Sections 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture and Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture, respectively, are satisfied. All other permitted uses of such funds pursuant to the loan documents relating to the Senior Secured Notes are specified in Exhibit C hereto;

     (d) the documents delivered to each of the Lenders in connection with the Panda Global Energy Indenture and the Panda Global Holdings Indenture constitute all the relevant documents in connection with the ability of Panda Global Energy and Panda Global Holdings to transfer funds from the Issuer Equity Distribution Fund or the Company Equity Distribution Fund, as the case may be, to the Deficiency Sub-Account and the Cash Sub-Account;

     (e) upon issuance by the Trustee or either Lender to Panda of a Deficiency Notice or a Guarantee Notice, Panda shall thereafter not instruct and shall ensure that neither Panda Global Energy nor Panda Global Holdings delivers to Bankers Trust Company, as the trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund, any Panda Global Energy Officer's Certificate or Panda Global Holdings Officer's Certificate that would result in a diversion of funds from the Issuer Equity Distribution Fund or the Company Equity Distribution Fund to a source other than any funding of the Deficiency Sub-Account or the Cash Sub-Account, as the case may be, which is contemplated hereunder;

     (f) following issuance by the Trustee or either Lender to Panda of a Deficiency Notice or a Guarantee Notice and until the Project Completion Date, Panda shall deliver to each of the Lenders copies of all Panda Global Energy Officer's Certificates and Panda Global Holdings Officer's Certificates delivered to Bankers Trust Company, as the trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund.


                           ARTICLE 6.

                       FURTHER ASSURANCE

     Section 6.1 Additional Approvals. In the event that any additional consents, licenses or authorizations may be required in connection with the execution, delivery or performance by any Sponsor, or the validity or enforceability, of this Agreement or the disbursement of any Deficiency Subscription or Deficiency Loan or the making of any other payment, each of the Sponsors and the Company shall obtain all such consents, licenses or authorizations so that on or before the disbursement of any Deficiency Subscription or Deficiency Loan or the making of any other payment, the Company may validly accept and the Sponsor may validly make such Deficiency Subscription, Deficiency Loan or other payment.

     Section 6.2 Exercise of Rights. The Company agrees to take all actions required to claim monies to which it is entitled hereunder, in a due and expeditious manner. If the Company fails to exercise any of its rights under this Agreement in a due and expeditious manner, the Company and each Sponsor hereby agrees that each of the Lenders shall have the right to enforce any such right of the Company and claim all monies to which the Company is entitled hereunder.

                           ARTICLE 7.

                  PANDA PERFORMANCE GUARANTEE

     Section 7.1    Performance Guarantee.

     (a) Panda hereby unconditionally and irrevocably guarantees, to and for the benefit of the Lenders and the Trustee, the due and punctual payment of all sums whatsoever due and owing by the EPC Contractor under the EPC Contract up to an amount equal to fifteen percent (15%) of the EPC contract price as the same may be adjusted from time to time pursuant to Change Order (as such term is defined in the EPC Contract) (the "EPC Contract Price") plus one hundred fifty thousand Dollars ($150,000) (the "EPC Contractor Guaranteed Obligations") in accordance with the terms and conditions set forth in this
Article 7.

     (b) If at any time, and in accordance with the Performance Guarantee, a written demand(s) has been issued for payment under the Performance Guarantee (which written demand the Company shall issue upon request by either of the Lenders or the Trustee) in amounts equal to, in the aggregate, at least fifteen percent (15%) of the EPC Contract Price and payments under the Performance Guarantee have been made in amounts equal to, in the aggregate, at least fifteen percent (15%) of the EPC Contract Price, either of the Lenders may issue a notice to Panda and Bankers Trust Company, as the trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund (the "Guarantee Notice") and Panda shall (i) subject to Sections 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture, cause Panda Global Energy to submit one or more Panda Global Energy Officer's Certificates to Bankers Trust Company, as trustee under the Panda Global Energy Indenture, pursuant to Section 4.7(a)(ii) of the Panda Global Energy Indenture, authorizing the transfer of monies on deposit in the Issuer Equity Distribution Fund to the Cash Sub-Account, and (ii) subject to Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture, cause Panda Global Holdings to submit one or more Panda Global Holdings Officer's Certificates to Bankers Trust Company, as trustee under the Panda Global Holdings Indenture, pursuant to Section 4.5(a)(ii) of the Panda Global Energy Indenture, authorizing the transfer of monies on deposit in the Company Equity Distribution Fund to the Cash Sub-Account, up to an aggregate amount equal to fifteen percent (15%) of the EPC Contract Price plus one hundred fifty thousand Dollars ($150,000), and upon receipt of such Panda Global Energy Officer's Certificates and Panda Global Holdings Officer's Certificates, Bankers Trust Company shall transfer such amount to the Cash Sub-Account. Notwithstanding the foregoing, (i) if either of the Lenders has issued a Deficiency Notice to Bankers Trust Company pursuant to Section 3.1(a) hereof at any time prior to the issuance of a Guarantee Notice, Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund shall be authorized to only deposit in the Cash Sub-Account all funds remaining in the Issuer Equity Distribution Fund or the Company Equity Distribution Fund from time to time after the deposit of funds into the Deficiency Sub-Account in accordance with Section 3.2(b) hereof, and (ii) if either of the Lenders issues a Deficiency Notice at any time after the issuance of a Guarantee Notice, the Lenders, at their option at any time and from time to time, may direct the Trustee to withdraw any funds previously deposited in the Cash Sub-Account and deposit such funds in the Deficiency Sub-Account to the extent that such Deficiency Sub-Account is not funded up to the maximum amount required by Section 3.2(b) hereof. The Company shall not have any rights of withdrawal of amounts deposited in the Cash Sub-Account. In the event that the Senior Secured Notes issued under the Panda Global Energy Indenture and the Panda Global Holdings Indenture are repaid prior to Final Acceptance or the Issuer Equity Distribution Fund and the Company Equity Distribution Fund are otherwise no longer in place, Panda shall deliver to the Trustee an irrevocable standby letter of credit issued in favor of the Trustee by an Approved Bank in an amount equal to fifteen percent (15%) of the EPC Contract Price plus one hundred fifty thousand Dollars ($150,000), and in form and substance satisfactory to the Lenders (including, without limitation, evidence satisfactory to the Lenders that the issuer thereof has no recourse against the Company or any of its assets) (the "Panda Guarantee Letter of Credit").

     (c) After the aggregate payment of an amount equal to thirty-five percent (35%) of the EPC Contract Price under the Performance Guarantee, Panda shall be obligated to deposit from time to time in such of the Revenue Sub-Account, the Liquidated Damages Sub-Account or the Construction Sub-Account as the Lenders direct an amount equal to the amount then due and owing by the EPC Contractor under the EPC Contract and which the EPC Contractor has failed to pay, which amount shall not exceed in the aggregate fifteen percent (15%) of the EPC Contract Price plus one hundred fifty thousand Dollars ($150,000).

     (d) If prior to Final Acceptance (as such term is defined in the EPC Contract), (i) the requirements specified in the Specified EPC Clauses (as hereinafter defined) shall have been satisfied, (ii) as contemplated by any Deficiency Notice which has then been issued, the Deficiency Sub-Account contains an amount equal to the lesser of (x) Panda's Sponsor Share of the amount of the Deficiency and (y) Panda's Sponsor Share of ten million Dollars ($10,000,000), and (iii) the Lenders and the Independent Engineer determine, in their reasonable discretion, that the amount of funds in the Cash Sub-Account is in excess of
(A) the amount of remaining funds required to achieve Final Acceptance less (B) the undrawn amount of the Performance Guarantee and the available amounts of the Retainage (as defined in the EPC Contract) (the aforesaid excess referred to herein as the "Cash Sub-Account Excess"), the amount of such Cash Sub-Account Excess shall be withdrawn from the Cash Sub-Account and delivered to Panda; provided, however, that the Lenders and the Independent Engineer shall have the right to re-evaluate, on a quarterly basis, the amount specified in clauses (A) and (B) and determine, in their reasonable discretion, whether any Cash Sub-Account Excess exists at such time, and, to the extent no such Cash Sub-Account Excess exists at such time, Panda shall cause, to the extent provided in Section 3.2(b) hereof, funds to continue to flow into the Cash Sub-Account in accordance with
Section 7.1(b) hereof and will not be delivered to Panda unless and until there is again a Cash Sub-Account Excess. For purposes hereof, "Specified EPC Clauses" shall mean all of the following: items (i) through and including (x) and items (xii) and (xiii) of the definition of First Unit Delivery contained in the EPC Contract, items (ii) through and including (xi) and item (xvi) of the definition of Second Unit Delivery contained in the EPC Contract, and item (ii) of the definition of Final Acceptance contained in the EPC Contract.

     (e) Following Final Acceptance, the balance remaining, if any, of all amounts in the Cash Sub-Account shall be transferred to Panda; provided, however, that if a Deficiency Notice has been issued and the Deficiency Sub-Account is not funded in an amount equal to the lesser of (x) Panda's Sponsor Share of the amount of the Deficiency and (y) Panda's Sponsor Share of ten million Dollars ($10,000,000), then the balance remaining in the Cash Sub-Account, if any, shall be deposited in the Deficiency Sub-Account to the extent of such shortfall.

     (f) The obligations of Panda under this Article 7 are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any Principal Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for the EPC Contractor Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Article 7 that the obligations of Panda hereunder shall be absolute and unconditional under any and all circumstances. The obligations of Panda under this Article 7 shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, withholding, counterclaim or recoupment whatsoever or any right of the Company to any of the same. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following (without notice to Panda) shall not alter or impair the liability of Panda hereunder, which shall remain absolute and unconditional as described above:

                     (i)  at any time or from time to time, the
                time for any performance of or compliance by any Person with the EPC Contractor Guaranteed
                Obligations shall be extended, or such
                performance or compliance shall be waived;

                     (ii) any of the acts mentioned in any of
                the provisions of any of the Principal Documents or any other agreement or instrument referred to herein or therein shall be done or omitted by any Person;

                     (iii)     the maturity of the EPC
                Contractor Guaranteed Obligations shall be accelerated, or the EPC Contractor Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any Principal Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of the EPC Contractor Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                     (iv) any Lien granted to, or in favor of,
                the Trustee or any other Person as security for the EPC Contractor Guaranteed Obligations shall fail to be created or perfected or have the priority contemplated therefor;

                     (v)  the bankruptcy or insolvency of the
                Company or any other Person or any
                reorganization, arrangement, compromise, composition or plan affecting the Company or any other Person shall occur; or

                     (vi) this Agreement or any other agreement
                referred to herein shall be rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being an admission that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

     (g) To the fullest extent permitted by applicable law, Panda hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Trustee, the Lenders or any other Person exhaust any right, power or remedy or proceed against any other Person under any Principal Document or any other agreement or instrument referred to herein or therein, or against any other Person or against any collateral under any other guarantee of, or security for, the EPC Contractor Guaranteed Obligations.

     (h) The obligations of Panda shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of Panda in respect of the EPC Contractor Guaranteed Obligations is rescinded or must be otherwise restored by the Trustee, the Lenders or any other Person, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise.

     (i) Until payment and satisfaction in full of the EPC Contractor Guaranteed Obligations and all Obligations and the expiration or termination of the Commitment, Panda shall not exercise any claim, right or remedy that it may now have or may hereafter acquire against the EPC Contractor or the Company arising under or in connection with this Agreement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by law or otherwise in any claim, right or remedy of the Trustee, the Lenders or any other Person against the Company or the EPC Contractor or any other Person or any Security. If, notwithstanding the preceding sentence, any such amount shall be paid to Panda at any time when the Obligations and Commitment shall not have been paid in full, expired or terminated (as applicable), such amount shall be held by Panda, in trust for the Trustee and the Lenders, segregated from other funds of Panda, and be turned over to the Trustee in the exact form received by Panda (duly endorsed by Panda to the Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Investment Agreement and the other Loan Documents.

     (j) The guarantee in this Article 7 is a continuing guarantee and shall apply to any EPC Contractor Guaranteed
Obligations whenever arising. The obligations of Panda hereunder shall remain unchanged and in full force and effect in accordance with the terms hereof notwithstanding any transfer of any interest (whether direct or indirect) in the Company or Panda.


                           ARTICLE 8.

                         MISCELLANEOUS


     Section 8.1    Deficiency Notices; Guarantee Notices;
Funding Obligations; Etc.

     (a) Only either Lender may issue and deliver to the Company, a Sponsor, Panda or to Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund a Deficiency Notice and to Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund a Guarantee Notice hereunder, and either Lender may do so on one or more occasions. Each Sponsor and the Company agree that while it is the right of either Lender to call for the provision of funds hereunder to meet a Deficiency or an EPC Contractor Guaranteed Obligation, neither Lender shall have any obligation to make such a call, nor shall either Lender be liable to any party hereto for any action taken or not taken by either Lender hereunder.

     (b) The funds provided by each Sponsor in accordance with the provisions of this Agreement shall be additional to any funds that may be provided to the Company under any other agreement to which such Sponsor is a party.

     (c) The obligations of each Sponsor under Articles 2 and 4 of this Agreement shall remain in full force and effect until the later of (i) the date on which (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause
(x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters or (ii) the date on which the obligations to purchase the applicable IFC's shares in the Company pursuant to Section 3.5(b) of the Shareholders' Agreement have been satisfied and the outside time by which such obligations to buy IFC's shares in the Company could exist pursuant to such Section 3.5(b) has passed.

     Section 8.2    No Waivers; Obligations Absolute.

     (a) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of, any Loan Document or any other Principal Document, or any Security, shall in any way alter or affect any of the obligations hereunder of the Company or any Sponsor (other than a written waiver of any obligation hereunder executed by the Lenders).

               (b) (i) The obligations of each Sponsor under this Agreement are absolute and unconditional and shall not be affected by (x) any default by the Company in the performance or observance of any of its agreements or covenants in any Loan Document, this Agreement or any other Principal Document,
               (y) the bankruptcy, insolvency, winding up or other similar proceeding of the Company or any of the Sponsors, or (z) any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing. The obligations of each Sponsor under this Agreement shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any thereof, and shall not be released, discharged or in any way affected by any reorganization, arrangement, compromise, composition or plan affecting the Company or by any lack of validity or enforceability of any Loan Document or any document executed in connection therewith, whether or not the Sponsors or the Company shall have notice or knowledge of any of the foregoing.

                    (ii) If the obligations of the Sponsors under
               Articles 3 and 7 are unenforceable by reason of the insolvency, bankruptcy or reorganization of the Company, each Sponsor shall nonetheless pay directly to the Trustee the amount of each Deficiency determined in accordance with
               Articles 3 and 7 for application by the Trustee in accordance with the Trust and Retention Agreement.

     (c) Each of the Sponsors and the Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against it.

     (d) Each of the Sponsors hereby irrevocably waives, to the extent it may do so under applicable law, any protection to which it may be entitled under bankruptcy, insolvency or similar laws of any jurisdiction in the event of a Company Bankruptcy or insolvency. In the event a trustee in bankruptcy or the debtor-in-possession takes any action (including without limitation the institution of any action, suit or other proceeding) in a Company Bankruptcy or insolvency for the purpose of enforcing the obligations of the Sponsors under this Agreement, each Sponsor hereby agrees, to the extent that it may do so under applicable law, that it will not assert any defense, claim or counterclaim denying liability thereunder on the basis that this Agreement is an executory contract that cannot be assumed, assigned or enforced. If a Company Bankruptcy shall occur, each Sponsor, to the extent it may do so under applicable law, shall reconfirm its pre-petition waiver of any protection to which it may be entitled under any such laws and, to give effect to such waiver, each Sponsor consents to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or the Company's trustee in bankruptcy, as the case may be.

     (e) Notwithstanding anything to the contrary herein, but subject to the provisions set forth in Exhibit A in the case of Deficiency Loans, each Sponsor hereby irrevocably waives all rights of subrogation which may have arisen or may hereafter arise in connection with this Agreement to the claims of the Lenders against the Company and all contractual, statutory or common law rights of reimbursement, contribution or indemnity or any similar such right from the Company which may otherwise have arisen in connection with this Agreement, until (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and
(y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters.

     Section 8.3 Notices. All notices, demands, requests and other communications provided for hereunder shall be in writing and shall be deemed to have been given (a) when presented personally, (b) when sent by overnight courier service, on the Business Day following the date of delivery to such courier service, or such later day as demonstrated by a bona fide receipt therefor, or (c) when transmitted by facsimile, upon acknowledgement of receipt by the recipient. Any party may designate from time to time by written notice to the other parties another address to which notices are to be sent.

     For the Company:

     Address:  Bhote Koshi Power Company Private Limited
               KHA-1-960
               Kalimati, Tahachal
               Kathmandu, Nepal
     Attention:     Project Manager

     Facsimile:     011 977 1 270027

               With a copy to:

     Address:  c/o Panda Energy International, Inc.
               4100 Spring Valley Road
               Suite 1001
               Dallas, Texas 75244
     Attention:     General Counsel

     Facsimile:     (972) 980 6815


     For Panda:

     Address:  4100 Spring Valley Road
               Suite 1001
               Dallas, Texas 75244
     Attention:     General Counsel

     Facsimile:     (972) 980-6815


     For Panda Bhote Koshi:

     Address:  c/o Maples & Calder
               P. O. Box 309
               Ugland House, South Church Street
               Grand Cayman, Cayman Islands
               British West Indies
     Attention:     Sharon Pierson

     Facsimile:     809 949 8080

               With a copy to:

     Address:  c/o Panda Energy International, Inc.
               4100 Spring Valley Road
               Suite 1001
               Dallas, Texas 75244
     Attention:     General Counsel

     Facsimile:     (972) 980 6815


     For Harza LP:

     Address:  Sears Tower
               233 South Wacker Drive
               Chicago, Illinois 60606-6392
     Attention:     General Counsel

     Facsimile:     (312) 831-3999


     For RDC Wyoming:

     Address:  c/o Harza Engineering Company International L.P.
               Sears Tower
               233 South Wacker Drive
               Chicago, Illinois 60606-6392
     Attention:     General Counsel

     Facsimile:     (312) 831-3999


     For HIPC:

     Address:  c/o Soaltee Hotel Limited
               Tahachal, Kathmandu
               Nepal
     Attention:     Chairman

     Facsimile:     011 977-1-272201


     For Panda of Nepal:

     Address:  c/o Maples & Calder
               P. O. Box 309
               Ugland House, South Church Street
               Grand Cayman, Cayman Islands
               British West Indies
     Attention:     Sharon Pierson

     Facsimile:     809 949 8080

               With a copy to:

     Address:  c/o Panda Energy International, Inc.
               4100 Spring Valley Road
               Suite 1001
               Dallas, Texas 75244
     Attention:     General Counsel

     Facsimile:     (972) 980 6815

     For Harza LLC:

     Address:  Sears Tower
               233 South Wacker Drive
               Chicago, Illinois 60606-6392
     Attention:     General Counsel

     Facsimile:     (312) 831-3999


     For RDC of Nepal:

     Address:  c/o Maples & Calder
               P.O. Box 309
               Ugland House, South Church Street
               Grand Cayman, Cayman Islands
               British West Indies
     Attention:     Sharon Pierson

     Facsimile:     (809) 949-8080

               With a copy to:

     Address:  c/o Harza Engineering Company International L.P.
               Sears Tower
               233 South Wacker Drive
               Chicago, Illinois 60606-6392
     Attention:     General Counsel

     Facsimile:     (312) 831-3999


     For Soaltee Enterprises:

     Address:  c/o Soaltee Hotel Limited
               Tahachal, Kathmandu
               Nepal
     Attention:     Chairman

     Facsimile:     011 977-1-272201


     For Soaltee Hotel:


     Address:  c/o Soaltee Hotel Limited
               Tahachal, Kathmandu
               Nepal
     Attention:     Chairman

     Facsimile:     011 977-1-272201

     For Surya:

     Address:  c/o Soaltee Hotel Limited
               Tahachal, Kathmandu
               Nepal
     Attention:     Chairman

     Facsimile:     011 977-1-272201


     For IFC:

     Address:  International Finance Corporation
               2121 Pennsylvania Avenue, N.W.
               Washington, D.C.  20433
     Attention:     Director, Power Department

     Facsimile:     (202) 974-4307


     For DEG:

     Address:  DEG-Deutsche Investitions-und
               Entwicklungsgesellschaft mbH
               Belvederestrasse 40
               D-50933
               Koeln (Mungersdorf)
               Federal Republic of Germany
     Attention:     Infrastructure Department

     Facsimile:     011 49 221 4986-107

     Section 8.4    Governing Law Submission to Jurisdiction;
Venue.

     (a) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York without regard to the conflicts of laws provisions thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). Any legal action or proceeding against the Company or the Sponsors with respect to this Agreement or any Principal Document to which the Company, any Sponsor or any Lender is a party may be brought by IFC and/or DEG in the courts of the State of New York in the Borough of Manhattan or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, the Company and each Sponsor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and each Sponsor agrees that a judgment in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including without limitation in Nepal, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. The Company and each of the Sponsors hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Company and each Sponsor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Lenders. The Company and each Sponsor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it, at its address set forth in Section 8.3, such service to become effective ten (10) days after such mailing. Nothing herein shall affect the right of the Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company or any of the Sponsors in Nepal or in any other jurisdiction.

     (b) The Company and each Sponsor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Principal Document to which it is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any action or proceeding brought by any of the Lenders in any such court has been brought in an inconvenient forum.

     (c) The Company and each Sponsor acknowledges and agrees that the activities contemplated by this Agreement are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that the right of immunity does not and will not arise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement in respect of itself and its properties.

     Section 8.5 Successors or Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that, except in connection with a Transfer of Shares permitted under Section 2.1, neither the Company nor any Sponsor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Upon any assignment and transfer of rights and obligations made in connection with a Transfer of Shares in accordance with
Section 2.1, the transferring Sponsor shall be released from the obligation to perform all obligations pertaining to the Shares which are so Transferred, to the extent the transferee expressly assumes such obligations pursuant to an assumption agreement in form and substance reasonably satisfactory to the Lenders. Notwithstanding any of the foregoing, regardless of whether there has been any Transfer of Shares, no Sponsor shall be released from its obligations and liabilities set forth in Article 3 or
Article 7 hereof or Sections 4.2, 4.3 or 4.4 hereof. IFC may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in its Commitment or the IFC Loans and DEG may transfer, assign or grant its rights hereinunder in connection with an assignment or transfer of all or any part of it its interest in its Commitment or the DEG Loan.

     Section 8.6 No Waiver; Remedies Cumulative. No failure or delay on the part of either Lender in exercising any right, power or privilege hereunder or under any other Loan Document, and no course of dealing between the Company or any Sponsor and either Lender, shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or provided in any other Loan Document are cumulative and not exclusive of any rights, powers or remedies which either Lender would otherwise have. No notice to or demand on the Company or any Sponsor in any case shall entitle the Company or any Sponsor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of either Lender to any other or further action in any circumstances without notice or demand.

     Section 8.7    Severability.  Any provision of this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability but shall not invalidate the remaining provisions of this Agreement or affect such provision in any other jurisdiction.

     Section 8.8 Documents. All documents to be furnished or communications to be given or made under this Agreement shall be in the English language, or, if in another language, shall be accompanied by a translation into English certified by a representative of the Company, the Sponsor or the Lenders, as the case may be, which translation shall be the governing version between the Company, each Sponsor and the Lenders.

     Section 8.9 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.10 Amendment or Waiver. Neither this Agreement nor any of the terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by all of the parties hereto.

     Section 8.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 8.12 Limitation on Recourse. Notwithstanding anything to the contrary contained in this Agreement or in any other Principal Document, the Lenders hereby acknowledge and agree that no Sponsor shall have any liability to the Lenders or the Trustee for the payment of any sums now or hereafter owing by the Company, or any other obligation or liability of the Company, under any Principal Document to which the Company is a party except as expressly provided in this Agreement or the other Principal Documents to which such Sponsor is a party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and acknowledged by their respective officers or representatives hereunto duly authorized as of the date first above written.


                    BHOTE KOSHI POWER COMPANY PRIVATE LIMITED



                         By:
                              Name:
                              Title:


                         PANDA ENERGY INTERNATIONAL, INC.



                         By:
                              Name:
                              Title:


                         HARZA ENGINEERING COMPANY INTERNATIONAL L.P.


                         By:

                              Name:
                              Title:





                         HIMAL INTERNATIONAL POWER CORPORATION PVT. LTD.



                         By:
                              Name:
                              Title:



                         HARZA ENGINEERING COMPANY INTERNATIONAL,
                         A LIMITED LIABILITY COMPANY



                         By:
                              Name:
                              Title:


                         PANDA OF NEPAL



                         By:
                              Name:
                              Title:


                         RDC OF NEPAL



                         By:
                              Name:
                              Title:


                         PANDA BHOTE KOSHI



                         By:
                              Name:
                              Title:


                         RESOURCE DEVELOPMENT CONSULTANTS,
                         A LIMITED LIABILITY COMPANY



                         By:
                              Name:
                              Title:


                         SOALTEE ENTERPRISES PRIVATE LTD.



                         By:
                              Name:
                              Title:


                         SOALTEE HOTEL LTD.



                         By:
                              Name:
                              Title:


                         SURYA ENTERPRISES PRIVATE LTD.



                         By:
                              Name:
                              Title:



                         INTERNATIONAL FINANCE CORPORATION



                         By:
                              Name:
                              Title:
                                        Authorized Signatory



                         DEG-DEUTSCHE INVESTITIONS-und
                         ENTWICKLUNGSGESELLSCHAFT mbH



                         By:
                              Name:
                              Title:
                                       Authorized Signatory




                                                        EXHIBIT A


            Terms and Conditions of Deficiency Loans

          Section 1. Interest Rate. Subject to the provisions of Section 7 below, the principal amount of each Deficiency Loan from time to time outstanding shall bear interest at the rate of twelve percent (12%) per annum, and any interest which is not payable due to the provisions of Section 7 shall accumulate and be automatically deferred to the next following Interest Payment Date. Any amount of interest so deferred shall accrue interest at the rate specified herein. Subject to
Section 7, interest shall be paid in U.S. Dollars semi-annually on each Interest Payment Date and shall accrue interest from day to day and be prorated on the basis of a 360-day year for the number of days in the relevant interest period.

          Section 2.     Repayment.  Subject to the provisions of
Section 7, each Deficiency Loan shall be repaid in ten (10) equal semi-annual installments on Interest Payment Dates, commencing on the first Interest Payment Date following the expiration of the date which is twelve months after the Project Completion Date, and any repayment of principal which is not payable due to the provisions of Section 7 shall be automatically deferred to the next following date for repayment of principal.

          Section 3. Prepayments. Neither the outstanding principal amounts of Deficiency Loans nor the accrued interest (or other amounts owing) thereon may be prepaid or paid (as applicable), except with funds in the Holding Account or the Nepal Holding Account, provided, that the outstanding principal amounts of Deficiency Loans and the accrued interest (or other amounts owing) thereon shall be prepaid or paid (as applicable) on (x) the date which is thirty (30) days following the prepayment or repayment of all Obligations and the termination or expiration of all obligations of the Lenders under the Loan Documents and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters.

          Section 4. Payments. All payments of principal of and interest on Deficiency Loans shall be made in U.S. Dollars, subject to the provisions of Section 7, on the date when due in immediately available funds at a bank specified by the Lenders from time to time. Any payment by the Company shall be without set-off, deduction or counterclaims of any nature. Whenever any payment of principal of, or interest on, Deficiency Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.

          Section 5. Taxes. Subject to Section 7, the Company shall pay or cause to be paid all present and future taxes, duties, fees and other charges of whatsoever nature, if any, now or at any time hereafter levied or imposed by HMGN or by any department, agency, political subdivision, taxing or other authority thereof or therein or by any organization of which Nepal is a member on or in connection with the payment of any amounts hereunder, and all amounts due in respect of Deficiency Loans shall be made without deduction for or on account of any such taxes, duties, fees and other charges; provided, however, that in the event the Company is prevented by operation of law or otherwise from paying or causing to be paid such taxes, duties, fees or other charges as aforesaid, the principal, or interest due in respect of Deficiency Loans shall be increased to such amount as may be necessary to yield and remit to the applicable Sponsor the full amount it would have received had such payments been made without deduction of such taxes, duties, fees or other charges.

          Section 6.     Events of Default and Remedies.

          (a) The Events of Default specified in Article 7 of the General Conditions of the Investment Agreement are incorporated by reference herein as if fully set forth herein, provided that prior to the payment in full of all Obligations owing to the Lenders under the Loan Documents and termination or expiration of all obligations of the Lenders thereunder, the Deficiency lenders may not declare an Event of Default or declare the unpaid principal amount of any Deficiency Loans and interest accrued thereon immediately due and payable as a result of any Event of Default; provided that any delay or forbearance of its right to declare the amount of its Deficiency Loans and interest accrued thereon due and payable shall not constitute a waiver of such rights as between the Deficiency lender and the Company (subject to the provisions of Section 7).

          (b) If an Event of Default specified in Article 7.1(k) of the General Conditions shall have occurred, the unpaid principal amount of Deficiency Loans made by each Deficiency lender and the accrued interest thereon shall be automatically converted to equity interests in the Company, and no Deficiency lender thereafter shall have or shall exercise any rights or remedies as a lender to or creditor of the Company.

          Section 7.     Subordination.

          (a) Anything in this Agreement to the contrary notwithstanding, the Deficiency lenders and the Company hereby agree that all Deficiency Loans and interest thereon and all other amounts payable in respect thereof are and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash of all Obligations of the Company now or hereafter existing under the Loan Documents, whether for principal, interest (including without limitation Post-petition Interest), fees, expenses or otherwise.

          (b) No payment of principal, interest or any other amount owing by the Company in respect of the Deficiency Loans shall be made by the Company except from funds on deposit in the Holding Account or the Nepal Holding Account.

          (c) In the event of any liquidation, dissolution or other proceeding for the winding-up of the Company, or in the event of any proceeding for receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to the bankruptcy or similar laws of any jurisdiction, or the sale of all or substantially all of the assets or any other marshaling or ranking or ordering by an administrator of the assets and liabilities of the Company, the Deficiency lenders shall have no rights or interest other than as equity participants in the Company and (a) amounts due and owing with respect to the Obligations under the Loan Documents shall first be paid in full in cash to the Lenders before the Deficiency lenders shall be entitled to receive any payment on account of its interests in the Company, whether in cash, securities or other assets, and (b) at the request of the Lenders, the Deficiency lenders will file documents or instruments necessary or advisable to give effect to these subordination provisions and will hold in trust for the holders of the Obligations under the Loan Documents and pay over to the Trustee, in the form received, to be applied to the payment of the Obligations under the Loan Documents (including, without limitation, Post-petition Interest), any and all cash, securities or other assets received on account of their interests, unless and until (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause
(x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters. In the event that the Deficiency lenders shall fail to take such action requested by the Lenders, IFC and/or DEG may, as attorney-in-fact for the Deficiency lenders, take such action on behalf of the Deficiency lenders, and the Deficiency lenders hereby appoint each of the Lenders as attorney-in-fact for the Deficiency lenders to demand, sue for, collect and receive any and all such cash, securities or other assets and give acquittance therefor and to file any instrument and to take such other action in the name of IFC and/or DEG or in the name of the Deficiency lenders as IFC and/or DEG may deem necessary or advisable for the enforcement of this Agreement; and the Deficiency lenders will execute and deliver to each of the Lenders such other and further powers of attorney or other instruments as may be requested in order to accomplish the foregoing. Anything in this Agreement to the contrary notwithstanding, no payment or delivery shall be made to the Deficiency lenders of securities or other obligations which are issued upon any merger, consolidation, sale, lease, transfer or other disposal by any corporation succeeding to the Company or acquiring the Company's property and assets, unless such securities or obligations are subordinate and junior at least to the extent provided in this Agreement to the payment in full in cash of all Obligations under the Loan Documents and to the payment of any stock or obligations which are issued in exchange or substitution for any such Obligations.

          (d) The Deficiency lenders will not take any action, or commence any action or proceeding against the Company, to recover all or any part of the Deficiency Loans, or join with any creditor in bringing any proceedings against the Company under any bankruptcy or similar laws of any jurisdiction to recover all or any part of the Deficiency Loans, unless and until (x) payment in full of all Obligations has been made, and all obligations of the Lenders under the Loan Documents have terminated or expired, and (y) a period of one hundred twenty (120) days (or such other period as may be applicable under applicable bankruptcy, insolvency or similar laws) has elapsed since the condition set out in clause (x) is satisfied without any court determining that the Company is insolvent or, if such determination is made within that time, the Lenders are reasonably satisfied that no payment made to the Lenders or the Trustee by the Company will be set aside as a consequence thereof under any law relating to bankruptcy, insolvency or similar matters, except that, at the request of the Lenders, the Deficiency lenders will join with the Lenders in bringing proceedings against the Company under bankruptcy, winding up or similar laws.

          (e) In the event that any Deficiency lender shall receive any payment, whether in cash, securities or other property, on account of the Deficiency Loans which such Deficiency lender is not entitled to receive under the provisions of paragraphs (b), (c) or (d) hereof, such Deficiency lender will hold any amount so received in trust for the Lenders and will forthwith turn over such payment to the Trustee in the form received to be applied to the payment of the Obligations under the Loan Documents.

          (f) Either Lender may, at any time and from time to time, without the consent of or notice to the Deficiency lenders, without incurring responsibility to the Deficiency lenders, and without impairing or releasing any of the rights of the Lenders, or any of the obligations of the Deficiency lenders, hereunder:

                    (i) Agree to change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter any Obligations under the Loan Documents or amend the Loan Documents in any manner or enter into or amend in any manner any other agreements relating to such Obligations (but not so as to restrict further the payment of the Deficiency Loans);

                    (ii)      Sell, exchange, release or
                    otherwise deal with any property by
                    whomsoever at any time pledged or mortgaged to secure, or howsoever securing, such Obligations;

                    (iii)     Release anyone liable in any manner
                    for the payment or collection of such
                    Obligations;

                    (iv)      Exercise or refrain from exercising
                    any rights against the Company and others
                    (including the Deficiency lenders); and

                    (v)       Apply any sums by whomsoever paid
                    or howsoever realized to such Obligations.

          (g) The Deficiency lenders and the Company shall mark their books to reflect that the Deficiency Loans are subordinated to the Obligations under the Loan Documents.




                                                        EXHIBIT B

             Instructions to Bankers Trust Company

                                                           [Date]


Bankers Trust Company
4 Albany Street
New York, New York 10006
Attention:  Corporate Trust Department


International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C.  20433

DEG-Deutsche Investitions-und
Entwicklungsgesellschaft mbH
Belvederestrasse 40
D-50933
Koeln (Mungersdorf)
Federal Republic of Germany

          Re:  Upper Bhote Koshi Hydroelectric Project

Gentlemen:

          We hereby irrevocably authorize and request that upon delivery by International Finance Corporation ("IFC") or DEG-Deutsche Investitions-und Entwicklungsgesellschaft mbH ("DEG") to Panda Energy International, Inc. ("Panda") and Bankers Trust Company, as trustee for the Issuer Equity Distribution Fund and the Company Equity Distribution Fund ("Bankers Trust") of a Deficiency Notice or a Guarantee Notice pursuant to the Share Retention and Project Funds Agreement among Bhote Koshi Power Company Private Limited, Panda, IFC and DEG among others, and subject to the requirements of Sections 4.7(a)(i) and 4.7(b) of the Panda Global Energy Indenture and Sections 4.5(a)(i) and 4.5(b) of the Panda Global Holdings Indenture (including, without limitation, receipt of an Officer's Certificate as provided therein), Bankers Trust transfer monies in the Issuer Equity Distribution Fund and the Company Equity Distribution Fund pursuant to Section 4.7(a)(ii) of the Panda Global Energy Indenture and Section 4.5(a)(ii) of the Panda Global Holdings Indenture into such accounts and in such amounts as directed by IFC or DEG. A copy of the Share Retention and Project Funds Agreement is attached hereto.

          This irrevocable instruction is intended to benefit, and to be relied upon by, IFC, DEG and their respective successors, assigns and participants.

                              Yours truly,




                              Panda Global Energy Company




                              Panda Global Holdings, Inc.




                                                        EXHIBIT C

 Permitted Uses of Issuer Equity Distribution Fund and Company
                    Equity Distribution Fund


1. Under Section 4.7(a) of the Global Energy Indenture, the Trustee is irrevocably authorized, from moneys then on deposit in the Issuer Equity Distribution Fund, to pay any deficiency in an Issuer Fund pursuant to Section 4.14 of the Global Energy Indenture. Section 4.14(a) of the Global Energy Indenture requires the Trustee, in the event on any Payment Date with respect to the Senior Secured Notes, the moneys available to the Issuer in the Senior Secured Notes Interest Account are not sufficient to pay in full the interest (including Liquidated Damages and Additional Amounts, if any) with respect to the Senior Secured Notes, to withdraw moneys from certain funds as set forth therein, including the Issuer Equity Distribution Fund, and to notify the Trustee under the Global Holdings Indenture (which is also Bankers Trust Company) in order that such Trustee shall provide moneys pursuant to the terms of the Global Holdings Indenture and the Senior Secured Notes Guarantee, for the correction of such deficiency. Section 4.14(b) of the Global Energy Indenture requires the Trustee, in the event on any Payment Date with respect to the Senior Secured Notes, the moneys available to the Issuer in the Senior Secured Notes Principal Account are not sufficient to pay in full the principal and premium, if any, with respect to the Senior Secured Notes, to withdraw moneys from certain funds as set forth therein, including the Issuer Equity Distribution Fund, and to notify the Trustee under the Global Holdings Indenture in order that such Trustee shall provide moneys pursuant to the terms of the Global Holdings Indenture and the Senior Secured Notes Guarantee, for the correction of such deficiency. Section 3.3 of the Global Energy Indenture establishes a reserve fund designated the "Senior Secured Notes Debt Service Reserve Fund," the funding requirements for which and uses thereof are set forth in Section 4.3 of the Global Energy Indenture.

2. Under Section 4.5(a) of the Global Holdings Indenture, the Trustee is irrevocably authorized, from moneys then on deposit in the Company Equity Distribution Fund, to pay any deficiency in a fund pursuant to Section 4.7 of the Global Holdings Indenture. Section 4.7 of the Global Holdings Indenture requires the Trustee, in the event on any Payment Date with respect to the Senior Secured Notes, the moneys available to Panda Global Energy in the Issuer Funds are insufficient to make a payment of principal, premium, if any, or interest (including Liquidated Damages and Additional Amounts, if any) with respect to the Senior Secured Notes, to withdraw moneys from certain funds as set forth therein, including the Company Equity Distribution Fund. Section 3.3 of the Global Holdings Indenture establishes a reserve fund designated the "Notes Guarantee Service Reserve Fund," the requirements for which and uses thereof are set forth in Section 4.3 of the Global Holdings Indenture.

3. Under Section 7.25 of the Global Energy Indenture and the Global Holdings Indenture, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to make certain types of Investments, including, without limitation, Investments in Permitted Projects (including Permitted Projects which are not wholly owned by Panda Global Energy or Panda Global Holdings, as the case may be). The Indenture defines "Investments" to include, among other things, direct or indirect loans, advances and capital contributions. Under Section 7.14 of the Global Energy Indenture and the Global Holdings Indenture, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to make capital expenditures as specified therein, including with respect to the Luannan, Rosemary and Brandywine Facilities and in connection with Permitted Projects. Under Section 7.24 of the Global Energy Indenture and the Global Holdings Indenture, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to engage in transactions with Affiliates as specified therein, including without limitation, the making of payments pursuant to the Administrative Services Agreement and the Development Services Agreement. Under Section 7.19 of the Global Energy Indenture and the Global Holdings Indenture, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to engage in sale and leaseback transactions as specified therein. Under Section
     7.15 of the Global Energy Indenture and the Global Holdings Indenture, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to develop, construct, own, operate and finance Permitted Projects. Under Section 7.12 of the Global Energy Indenture and the Global Holdings Indenture, respectively, Panda Global Energy and Panda Global Holdings, respectively, and their Subsidiaries are permitted to incur certain Indebtedness as specified therein. Pursuant to Section 4.7(a)(ii) of the Global Energy Indenture and Section 4.5(a)(ii) of the Global Holdings Indenture, respectively, funds in the Issuer Equity Distribution Fund and the Company Equity Distribution Fund may be used for any of the foregoing purposes.